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                       AIM VARIABLE INSURANCE FUNDS, INC.

                         AIM V.I. AGGRESSIVE GROWTH FUND
                             AIM V.I. BALANCED FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                       AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                          AIM V.I. GROWTH & INCOME FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                               AIM V.I. VALUE FUND


                          Supplement dated July 1, 1998
                       to the Prospectus dated May 1, 1998

The following paragraphs are inserted as a new sub-heading under "CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES," before "FOREIGN SECURITIES" on page 13 of the prospectus:

    "REAL ESTATE INVESTMENT TRUSTS ("REITS") To the extent consistent with their respective investment objectives and policies, each of the Funds (except the Government Fund, International Fund and Money Market Fund) may invest in equity and/or debt securities issued by REITs. Such investments will not exceed (i) 25% of the total assets of Aggressive Growth Fund, Balanced Fund, Capital Appreciation Fund, Capital Development Fund, Global Utilities Fund, Growth Fund, Growth & Income Fund and Value Fund; and (ii) 10% of the total assets of Diversified Income Fund and High Yield Fund.

    REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

    To the extent that a Fund has the ability to invest in REITs, such Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

    In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs."


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The last sentence in the first paragraph under the caption "CERTAIN INVESTMENT
STRATEGIES AND TECHNIQUES - OPTIONS" on page 16 is deleted and replaced in its entirety by the following:

    "A put option is covered if, for example, the Fund maintains in a segregated account liquid assets with a value equal to the exercise price of the put option."

The following paragraphs are added to the discussion appearing under the caption "RISK FACTORS - FOREIGN SECURITIES - CURRENCY RISK," on page 18 of the prospectus:

    "Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EEMU"). The EEMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country which is a member of the EEMU may elect to participate in the EEMU and may supplement its existing currency with the euro after January 1, 1999.

    The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by each Fund."

The following information replaces in its entirety the fourth full paragraph on page 20 appearing under the caption "MANAGEMENT - PORTFOLIO MANAGEMENT" in the prospectus:

    "Edgar M. Larsen and Paul J. Rasplicka are primarily responsible for the day-to-day management of CAPITAL DEVELOPMENT FUND'S portfolio securities. Mr. Larsen is Vice President of AIM Capital. Mr. Larsen joined AIM in 1996 as a portfolio manager of equity funds. He has been responsible for the Fund since its inception in 1998 and has been an investment professional since 1966. Prior to 1996, he was Senior Vice President of John Hancock Advisers, Inc. in Houston and the portfolio manager of that firm's emerging growth fund. Mr. Rasplicka is a senior portfolio manager of AIM Capital and has been responsible for the Fund since its inception in 1998. He has been associated with AIM and/or its subsidiaries since 1998 and began his investment career in 1982. Prior to 1998, Mr. Rasplicka was a portfolio manager for Institutional Trust Company, an affiliate of AIM, from 1994 to 1998 and a Vice President of Chase Investment-Counsel from 1992 to 1994."

Effective July 1, 1998, Evan G. Harrell will join the investment team primarily responsible for the day-to-day management of the Value Fund. The following information should be added at the end of the last paragraph on page 21 appearing under the caption "MANAGEMENT - PORTFOLIO MANAGEMENT" in the prospectus:

    "Mr. Harrell has been associated with AIM and/or its subsidiaries since May 1998 and has been an investment professional since 1983. Prior to joining AIM, Mr. Harrell was a Vice President of Van Kampen American Capital in Houston and a portfolio manager of various growth and equity funds. From 1987 to 1994, Mr. Harrell was a Vice President and Principal of Fayez Sarofim & Co."

The following paragraph should be added after the last paragraph of the "DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS" section on page 25 of the prospectus:

    "Shareholders should also note that the IRS is currently considering whether and when the introduction of a single European currency (euro) in 1999 will cause gain or loss to be realized on foreign financial instruments denominated in certain European currencies, which could affect the amount of distributions made by each Fund investing in such instruments."